UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2008

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 17, 2008, People’s United Financial, Inc. (the Company) issued a press release announcing its results of operations for the three- and six-month periods ended June 30, 2008. A copy of that press release is being furnished herewith as Exhibit 99.1.

The information contained in and accompanying this Form 8-K with respect to Item 2.02 (including the Exhibit hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Philip R. Sherringham, President and Chief Executive Officer of the Company, will relinquish his role as interim Chief Financial Officer of the Company on August 5, 2008.

(c) On July 17, 2008, the Company issued a press release announcing the appointment of Paul D. Burner as Senior Executive Vice President and Chief Financial Officer of the Company, effective August 5, 2008.

Mr. Burner’s annualized base salary for 2008 will be $450,000. His target bonus for 2008 under the Short-Term Incentive Plan is equal to 80% of his annual salary, with a minimum payout of $180,000. The actual payout may be higher depending on the Company’s attainment of 2008 performance goals set by the Board of Directors. In addition, Mr. Burner received an award under the 2008 Long-Term Incentive Plan consisting of cash-based performance units having a target payout of $145,800 for the 2008-2010 performance cycle, and a target value of $84,600 for the 2007-2009 performance cycle. The amounts actually paid pursuant to these performance units will depend on the Company’s attainment of performance goals to be established by the Board for each year during the applicable performance cycle.

Mr. Burner will also be entitled to such other benefits (including eligibility to participate in various non-qualified benefit plans) as are generally provided from time to time to other executive officers of the Company.

The Board has not yet taken action regarding the grant of equity-based awards to Mr. Burner, but is expected to do so at a future date.

A copy of the press release announcing Mr. Burner’s appointment and providing additional information is attached hereto as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of presentation materials dated July 18, 2008 is being furnished herewith as Exhibit 99.3. These materials were prepared for use in connection with the earnings conference call scheduled for 11 a.m. Eastern time on July 18, 2008.

The information contained in and accompanying this Form 8-K with respect to Item 7.01 (including the Exhibit hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(c)	The following Exhibits are submitted herewith.

Exhibit No.	Description

99.1	Earnings Press Release dated July 17, 2008

99.2	Press Release dated July 17, 2008

99.3	Presentation Materials dated July 18, 2008

[signature appears on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc. (Registrant)

Date: July 17, 2008	By:	/s/ Eric J. Appellof
(Signature)
Name: Eric J. Appellof
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Earnings Press Release dated July 17, 2008	99.1-1

99.2	Press Release dated July 17, 2008	99.2-1

99.3	Presentation Materials dated July 18, 2008	99.3-1

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